UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021 (February 24, 2021)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
40, avenue Monterey
L-2163 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2469 7900
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2021, Altisource S.à r.l. (“Altisource”), a subsidiary of Altisource Portfolio Solutions S.A. (together with its subsidiaries, the “Company”), notified Marcello Mastioni, who currently serves as Chief Operating Officer, of the elimination of the Chief Operating Officer position and, as a consequence, the termination of his employment effective May 31, 2021 (the “Separation Date”).
In connection with the termination of Mr. Mastioni’s employment, Mr. Mastioni will receive, subject to the completion of a successful transition and other customary conditions: (i) cash payments totaling €504,300, as severance, and (ii) his 2020 annual incentive compensation (“AIP”) in the same manner, percentage amount of target AIP and timing, as determined by the Board of Directors for similarly situated executives. Altisource will also pay for certain relocation related expenses actually incurred, as well as certain tax related services and other statutorily required benefits, and the parties will negotiate a separation and release agreement.
Pursuant to that certain Amended and Restated Employment Contract of Indefinite Duration between Mr. Mastioni and Altisource dated March 22, 2019, and the Company’s 2009 Equity Incentive Plan, Mr. Mastioni will also be entitled to: (i) the accelerated vesting on or around the Separation Date of certain time-based RSUs that were scheduled to vest prior to June 30, 2022 pursuant to applicable award agreements (with the remainder of the time-based RSUs to be forfeited), and (ii) the continued vesting of certain awards, if applicable performance hurdles are met prior to or within a specified period after the Separation Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2021

Altisource Portfolio Solutions S.A.

By:	/s/ William B. Shepro
Name:	William B. Shepro
Title:	Chairman and Chief executive Officer